Income Taxes	12 Months Ended
Mar. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 10.

Income Taxes

At March 31, 2012 and 2011, we had gross deferred tax assets in excess of deferred tax liabilities of $4.25 million and $ 1.54 million, respectively. We determined that it is not "more likely than not" that such assets will be realized, and as such have applied a valuation allowance of $4.25 million and $1.54 million as of March 31, 2012 and 2011, respectively. We evaluate our ability to realize our deferred tax assets each period and adjust the amount of our valuation allowance, if necessary. We operate within multiple taxing jurisdictions and are subject to audit in those jurisdictions. Because of the complex issues involved, any claims can require an extended period to resolve.

FASB ASC 740 - Income Taxes requires that a valuation allowance be established when it is more likely than not all or a portion of a deferred tax asset will not be realized. A review of all available positive and negative evidence needs to be considered, including our current and past performance, the market environment in which we operate, the utilization of past tax credits and length of carry-back and carry-forward periods. Forming a conclusion that a valuation allowance is not needed is difficult when there is negative objective evidence such as cumulative losses in recent years. Cumulative losses weigh heavily in the overall assessment. We have applied a 100% valuation allowance against our net deferred tax assets as of March 31, 2012 and 2011.

A reconciliation between the amount of income tax benefit determined by applying the applicable US statutory income tax rate to pre-tax loss is as follows:

	Year Ended March 31,
	2012	2011
Federal Statutory	$(2,827,000)	$(2,440,000)
State Tax, Net of Federal	(289,000)	(250,000)
Change in Fair Value of Warrants	(2,103,000)	750,000
Stock Based Compensation	138,000	220,000
Non-Deductible Debt Discount	1,301,000	40,000
Loss on Extinguishment of Debt	1,138,000	-
Revaluation of Derivative Liability	(81,000)	-
Reserves and Depreciation	-	20,000
Meals & Entertainment and Other	12,000	290,000
Change in Tax Valuation Allowance on Deferred Tax Assets	2,711,000	1,370,000
	$-	$-

The valuation allowance increased by approximately $2.71 million for the year ended March 31, 2012 and increased by approximately $1.37 million for the year ended March 31, 2011.

The primary components of net deferred tax assets are as follows:

	At March 31,
	2012	2011
Net Operating Losses	$4,107,000	$1,530,000
Reserves	170,000	22,000
Depreciation	(27,000)	(13,000)
Valuation Allowance	(4,250,000)	(1,539,000)
Net Deferred Tax Assets	$-	$-

At March 31, 2012, we had net operating loss carry forwards of approximately $10.6 million for U.S. federal income tax purposes. The U.S. operating losses expire as follows:

Year of Expiration	Year Generated	U.S. Losses

March 31, 2030	March 31, 2010	$(475,000)
March 31, 2031	March 31, 2011	(4,368,000)
March 31, 2032	March 31, 2012	(5,803,000)
		$(10,646,000)

If there is an ownership change, as defined under Internal Revenue Code section 382, the use of net operating loss and credit carry-forwards may be subject to limitation on use. On October 28, 2011, the Company underwent an ownership change, as defined in Internal Revenue Code Section 382, which, in general, limits the use of prior year net operating tax losses in future years to approximately $1.5 million per year.

Uncertain Tax Positions

We have no unrecognized income tax benefits as of March 31, 2012 and March 31, 2011. There have been no material changes in unrecognized tax benefits through March 31, 2012. The fiscal years March 31, 2012, 2011 and 2010 are considered open tax years in U.S. federal and state tax jurisdictions. We currently do not have any audit investigations in any jurisdiction.